THE SIERRA ASSET MANAGER
              COMBINATION AND VARIABLE ANNUITY CONTRACTS

                        SIERRA VARIABLE TRUST

                 Supplement Dated November 6, 1997 to
                     Prospectus Dated May 1, 1997
                  as Supplemented September 1, 1997

               AMERICAN GENERAL LIFE INSURANCE COMPANY
                          SEPARATE ACCOUNT D

                 Supplement Dated November 6, 1997 to
                     Prospectus Dated May 1, 1997

       The Sierra Variable Trust ("Trust") has discontinued the offering of shares of its Income Portfolio, effective November 6, 1997. Accordingly, American General Life Insurance Company has removed the Income Division of its Separate Account D, effective November 6, 1997.

       You may invest, through Separate Account D Divisions, in the Capital Growth Portfolio, the Growth Portfolio, the Balanced
  Portfolio, the Value Portfolio and the Global Money Fund--but not the Income Portfolio of the Trust.

       The Trust's Prospectus is amended to delete reference to the Income Portfolio on the cover page and pages 3-4, 9-10, and in the Supplement.

       The Separate Account D Prospectus is amended to (1) delete reference to the Income Division of Separate Account D or to the Income Portfolio of The Sierra Variable Trust, and (2) reduce by one the number of Divisions specified as constituting Separate Account D or as available under the Contracts, on the cover page and pages 7-9 and 11-12.

















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